                                                                    Exhibit 10.2

                           LOAN MODIFICATION AGREEMENT
                           ---------------------------

           THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is being entered into, as of the 17th day of May, 2002 (the "Effective Date"), by and among TELETOUCH COMMUNICATIONS, INC. ("TCI", the "Company" or the "Borrower"), a Delaware corporation, TELETOUCH LICENSES, INC. ("TLI"), a Delaware corporation and a wholly-owned subsidiary of the Borrower, each of which entities has a mailing address and facsimile number at Suite 200, 110 College Street, Tyler, Texas 75702 (Fax No. (903) 595-8850; attention: J. Kernan Crotty, President), and ING PRIME RATE TRUST ("Pilgrim"), a Massachusetts business trust formerly known as Pilgrim America Prime Rate Trust having a mailing address and facsimile number at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 (Fax No.
(480) 477-2076; attention: Robert L. Wilson, Vice President). TLI and all other subsidiaries of the Borrower, whether now existing or hereafter created, are sometimes referred to collectively as the "Guarantors" and individually as a "Guarantor"; and the various Guarantors, together with TCI, hereinafter are sometimes referred to collectively, and jointly and severally, as the "Obligors" and individually as an "Obligor".

                                R E C I T A L S:
                                - - - - - - - -

           A. The Company is the sole owner of those certain parcels of land located in the City of Tyler, County of Smith, State of Texas more particularly described on Schedule "A" attached hereto and thereby made a part hereof,
             ------------
together with all rights, privileges, easements and appurtenances in any way relating thereto or incident to the ownership thereof, all buildings, building systems, building machinery and equipment, fixtures and other improvements and structures now or hereafter situated thereon or thereunder or forming a part thereof, and all alterations, additions and betterments thereto, substitutions therefor and restorations and replacements thereof (collectively, the "Tyler Texas Real Property").

           B. Pursuant to that certain Credit Agreement dated as of July 24, 1996 by and among the Company, JPMORGAN CHASE BANK ("Agent"), a New York banking corporation (and successor-in-interest to The Chase Manhattan Bank), Pilgrim, FINOVA CAPITAL CORPORATION ("Finova"), a Delaware corporation, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST ("Van Kampen"), a non-diversified, closed end management investment company organized as a Massachusetts business trust, and JPMORGAN CHASE BANK ("Chase"), a New York banking corporation (and successor-in-interest to The Chase Manhattan Bank) (Chase, Finova, Pilgrim and Van Kampen hereinafter are sometimes referred to collectively, but separately and ratably, as the "Lenders" and individually as a "Lender"), which credit agreement thereafter was amended and extended by the following modifications entered into by and among the Company, the Agent and the Lenders: that certain Amendment No. 1 dated as of December 9, 1996, that certain Amended and Restated Credit Agreement [sic] dated as of January 26, 1998, that certain Amendment No. 1 dated as of November 1, 1998, that certain Amendment No. 2 dated as of June 9, 1999, that certain Amendment No. 3 dated as of August 31, 2000, that certain Amendment No. 4 dated as of November 30, 2000 and that certain Amendment No. 5 dated as of February 28, 2001 (as so amended and extended, the "Loan Agreement"), the Lenders from time to time separately advanced funds and otherwise extended credit to the Obligors in the aggregate principal amount of $70,000,000.00 (collectively, the "Loans") for the purposes, inter alia, of: (i) financing the acquisition by the Company of various assets and businesses integrally related to the Company's primary line of business and certain fees and expenses relating thereto; and (ii) funding various working capital needs and capital expenditures of the Obligors. The Credit Agreement, as well as all of the amendments and extensions thereto, were received, reviewed and understood by each of the Guarantors, as well as by BEEPERS PLUS OF NASHVILLE, INC. ("Nashville") and BEEPERS PLUS OF MEMPHIS, INC. ("Memphis"), both of which then were

Delaware corporations and wholly-owned subsidiaries of the Borrower and both of which, within the past thirty (30) days, have been merged with and into the Borrower (individually, a "Former Guarantor" and collectively, the "Former Guarantors"); and each of the Guarantors and the Former Guarantors also consented to the execution, delivery and performance of the Credit Agreement and each of the amendments and extensions thereto.

           C. The Loans are evidenced by the following promissory notes made by the Company (collectively, the "Notes"):

              (i) Promissory Note dated as of January 26, 1998 in the original principal amount of $7,142,857.14 payable to the order of Chase (the "Chase Revolving Credit Note");

              (ii) Promissory Note dated as of January 26, 1998 in the original principal amount of $2,857,142.86 payable to the order of Finova (the "Finova Revolving Credit Note");

              (iii) Promissory Note dated as of January 26, 1998 in the original principal amount of $21,428,571.43 payable to the order of Chase (the "Chase Facility A Term Loan Note");

              (iv) Promissory Note dated as of January 26, 1998 in the original principal amount of $8,571,428.57 payable to the order of Finova (the "Finova Facility A Term Loan Note");

              (v) Promissory Note dated as of January 26, 1998 in the original principal amount of $1,928,571.43 payable to the order of Chase (the "Chase Facility B Term Loan Note");

              (vi) Promissory Note dated as of January 26, 1998 in the original principal amount of $8,571,428.57 payable to the order of Finova (the "Finova Facility B Term Loan Note");

              (vii) Promissory Note dated as of January 26, 1998 in the original principal amount of $9,500,000.00 payable to the order of Van Kampen (the "Van Kampen Facility B Term Loan Note"); and

              (viii) Promissory Note dated as of January 26, 1998 in the original principal amount of $10,000,000.00 payable to the order of Pilgrim (the "Pilgrim Facility B Term Loan Note");

and secured, inter alia, by:

              i. a Guaranty and Security Agreement (the "Guaranty") dated as of July 24, 1996 by and among the Company, each of the Guarantors and the Agent, as administrative agent for each of the Lenders;

              ii. various deeds of trust, assignments of rents, security agreements and fixture filings (collectively, the "Deeds of Trust") dated as of July 24, 1996 given by the Company, as trustor, for the benefit of the Agent, as administrative agent for the Lenders, as beneficiary, which Deeds of Trust were recorded in the real property records of those jurisdictions, and on such dates and under such recording numbers, as are more particularly set forth on Schedule "B" attached hereto and thereby made a
                               ------------
part hereof;

              iii. a Collateral Assignment of Leasehold Interests (the "Collateral Assignment") dated as of July 24, 1996 given by the Company, Nashville and Memphis to the Agent, as administrative agent for each of the Lenders, notices or memoranda of which were recorded as leasehold mortgages or deeds of trust and/or as chattel mortgages or pledge agreements in the real and/or personal property records of those jurisdictions, and on such dates and under such identification numbers, as are more particularly set forth on Schedule "C" attached hereto and thereby made a part hereof; and
------------

              iii. various UCC-1 financing statements executed by the
Company and/or one or more of the Guarantors in favor of the various Lenders and filed with such appropriate state and county governmental offices, and on such dates and under such identification numbers, as are more particularly set forth on Schedule "D" attached hereto and thereby made a part hereof (collectively,
   ------------
the "Financing Statements").

The Guaranty, Collateral Assignment, Deeds of Trust, Financing Statements and any and all other security agreements, financing statements, guaranties, deeds of trust, pledges, assignments of leases and/or rents, pledges or assignments of stock, membership, partnership and/or other ownership interests, and other instruments which now or at any time hereafter encumber, constitute a lien or charge upon or create or grant a security interest in all or any portion of the Obligors' assets and properties (or in all or any portion of those of any Obligor) for the benefit or in favor of the Lenders or any one or more of them, together with any and all amendments thereto, substitutions therefor and renewals, recastings and replacements thereof (including, without limitation, the New Pilgrim Deed of Trust), hereinafter are sometimes referred to collectively as the "Security Documents" and individually as a "Security Document"; this Agreement, the Loan Agreement, the Notes, the Security Documents and any and all applications, commitments, certificates, financial statements and other instruments, documents and materials heretofore or at any time hereafter executed and/or delivered by or on behalf of the Obligors (or any one or more of them) in connection with or relating directly or indirectly to any one or more of the Loans or to this Agreement, together with any and all amendments thereto, substitutions therefor and renewals, recastings and replacements thereof, hereinafter are sometimes referred to collectively as the "Loan Documents" and individually as a "Loan Document"; and all existing or hereafter acquired assets, properties, rights and interests of the Company and/or the Guarantors, whether real or personal and whether tangible or intangible, together with any and all additions, accessories and accessions thereto, substitutions therefor and products and replacements thereof, and also together with any and all proceeds of the foregoing, hereinafter are sometimes referred to collectively as the "Collateral".

           D. The Obligors have requested that (i) the Lenders other than Pilgrim (hereinafter, referred to collectively as the "Non-Pilgrim Lenders" and individually as a "Non-Pilgrim Lender") accept discounted cash sums aggregating $9,206,837.51 as payment in full of the total indebtedness currently owed to such Lenders, return to the Company the Notes currently held by them (hereinafter, referred to collectively as the "Non-Pilgrim Notes" and individually as a "Non-Pilgrim Note", with the Loans evidenced thereby being referred to collectively as the "Non-Pilgrim Loans" and individually as a "Non-Pilgrim Loan") and release and discharge the Obligors from any and all claims, demands, liabilities and obligations which such Non-Pilgrim Lenders, or any of them, may have in any way relating to the Loan Documents or the Non-Pilgrim Loans, (ii) Pilgrim agree to various additional modifications to the Loan Documents and grant certain indulgences and forgiveness to the Obligors with respect thereto (including, without limitation, releasing all of the existing Collateral (except for all of the ownership interests in TLI) and accepting a discounted cash sum in the amount of $593,160.00 and an amended and restated promissory note in the stated principal amount of $2,750,000.00 (the "Amended and Restated Pilgrim Note") as payment in full of the indebtedness evidenced by the Pilgrim Facility B Term Loan Note), which Amended and Restated Pilgrim Note is intended to evidence an agreed-upon reduction (such reduced amount hereinafter being referred to as the "Pilgrim Loan") in the unpaid balance of the loan originally made to the Company by Pilgrim (the "Pilgrim Facility B Term Loan") and to be secured by a new deed of trust, assignment of leases and rents, security agreement and fixture filing on the Tyler Texas Real Property (the "New Pilgrim Deed of Trust") and the security interests created by the existing Security Documents in such of the existing Collateral as is not being released (i.e., all of the ownership interests in TLI and all of the respective rights, titles and interests of both the Borrower and TLI in, to and under the License Management Agreement), which Tyler Texas Real Property, the TLI stock and all of the Borrower's and TLI's respective rights, title and interests in, to and under the License Management Agreement, together with any and all additions, accessories and accessions thereto, substitutions therefor and products and replacements thereof, and also together with any and all proceeds of the foregoing (hereinafter, sometimes referred to collectively as the "New Collateral"), and (iii) the Agent assign to Pilgrim all of its rights, titles and interests, as administrative agent, in, to and under the Loan Documents (as so modified).

           E. Pilgrim, the Agent and the Non-Pilgrim Lenders are willing to accommodate the Obligors' requests upon and subject to the terms and conditions hereinafter set forth, and such terms and conditions are acceptable to each of the Obligors.

                              A G R E E M E N T S:
                              - - - - - - - - - -

           NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants, indemnities, representations and other provisions set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby confirm, represent, warrant and agree as follows:

           0. Definitions. In addition to other terms  defined  elsewhere in
              -----------
this Agreement, the following terms used herein shall have the meanings set forth below (it being understood that capitalized terms appearing but not otherwise defined herein shall have the same meanings as are ascribed to them in the Loan Agreement (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs)):

              0.1 "Act of Insolvency" shall mean, with respect to any Person,
                   -----------------
the performance of any of the following acts or the occurrence of any of the following events: (a) the commencement or filing by such Person of voluntary proceedings or a petition seeking relief or protection under any Bankruptcy Law; or (b) the adjudication of such Person as a bankrupt or insolvent; or (c) the commencement of an involuntary proceeding under any Bankruptcy Law against such Person and the failure of such Person to have such proceedings finally dismissed within sixty (60) days thereafter; or (d) the seeking, consenting to or acquiescence by such Person in the appointment of any trustee, receiver or similar official for itself or for all or any substantial portion of its assets; or (e) the appointment of a trustee, receiver or similar official for such Person or for all or any substantial portion of its assets and the failure of such Person to have such appointment finally dismissed or vacated within sixty
(60) days thereafter; or (f) the making by such Person of an assignment for the benefit of its creditors; or (g) the admission by such Person in writing of its inability to pay its debts generally as the same become due and payable; or (h) the adoption by such Person's creditors of a general plan of arrangement, recomposition or other action pursuant to a general meeting of the creditors of such Person.

              0.2 "Affiliate" shall mean, with respect to any Person, (a) any other Person who, whether directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, (b) any other Person owning or controlling five percent (5%) or more of the outstanding voting or beneficial ownership interests of such Person, (c) any other Person who shares a director, executive officer, general partner or controlling shareholder or member with such Person, (d) any director, executive officer, general partner or controlling shareholder or member of such Person,
(e) any spouse, parent, child, grandparent, grandchild, sibling or first degree collateral of such Person or of any other Person falling within any of the categories described in clauses (a), (b), (c) or (d) of this definition and/or
(f) any trust the principal beneficiary of which is such Person or one or more of the Persons falling within any of the categories described in clauses (a),
(b), (c), (d) or (e) of this definition and/or any Person who is controlled by any such member or trust. For the purposes of this definition, "controls", "is controlled by", or "is under common control with" shall mean the ability and/or power (whether through direct or indirect ownership of voting or beneficial ownership interests in such Person, or otherwise) to direct or cause the direction of the management and policies of such Person, provided, however, that in any event any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Without limiting the generality of the foregoing, it is understood and agreed that each of the Company, Robert M. McMurrey, J. Kernan Crotty, Progressive Concepts Communications, Inc., Rainbow Resources, Inc. and the TLL Group, and each of their respective constituent entities, are Affiliates of each other for all purposes of this Agreement and the other Loan Documents.0.2 "Affiliate" shall mean, with respect to any Person, (a) any other Person who, whether directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, (b) any other Person owning or controlling five percent (5%) or more of the outstanding voting or beneficial ownership interests of such Person, (c) any other Person who shares a director, executive officer, general partner or controlling shareholder or member with such Person, (d) any director, executive officer, general partner or controlling shareholder or member of such Person, (e) any spouse, parent, child, grandparent, grandchild, sibling or first degree collateral of such Person or of any other Person falling within any of the categories described in clauses (a),
(b), (c) or (d) of this definition and/or (f) any trust the principal beneficiary of which is such Person or one or more of the Persons falling within any of the categories described in clauses (a), (b), (c), (d) or (e) of this definition and/or any Person who is controlled by any such member or trust. For the purposes of this definition, "controls", "is controlled by", or "is under common control with" shall mean the ability and/or power (whether through direct or indirect ownership of voting or beneficial ownership interests in such Person, or otherwise) to direct or cause the direction of the management and policies of such Person, provided, however, that in any event any Person that
                         --------  -------
owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Without limiting the generality of the foregoing, it is understood and agreed that each of the Company, Robert M. McMurrey, J. Kernan Crotty, Progressive Concepts Communications, Inc., Rainbow Resources, Inc. and the TLL Group, and each of their respective constituent entities, are Affiliates of each other for all purposes of this Agreement and the other Loan Documents.0.2 "Affiliate" shall mean, with respect to any Person, (a) any other Person who, whether directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, (b) any other Person owning or controlling five percent (5%) or more of the outstanding voting or beneficial ownership interests of such Person, (c) any other Person who shares a director, executive officer, general partner or controlling shareholder or member with such Person, (d) any director, executive officer, general partner or controlling shareholder or member of such Person, (e) any spouse, parent, child, grandparent, grandchild, sibling or first degree collateral of such Person or of any other Person falling within any of the categories described in clauses (a), (b), (c) or (d) of this definition and/or (f) any trust the principal beneficiary of which is such Person or one or more of the Persons falling within any of the categories described in clauses (a), (b), (c),
(d) or (e) of this definition and/or any Person who is controlled by any such member or trust. For the purposes of this definition, "controls", "is controlled by", or "is under common control with" shall mean the ability and/or power (whether through direct or indirect ownership of voting or beneficial ownership interests in such Person, or otherwise) to direct or cause the direction of the management and policies of such Person, provided, however, that in any event any
                                        --------  -------
Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Without limiting the generality of the foregoing, it is understood and agreed that each of the Company, Robert M. McMurrey, J. Kernan Crotty, Progressive Concepts Communications, Inc., Rainbow Resources, Inc. and the TLL Group, and each of their respective constituent entities, are Affiliates of each other for all purposes of this Agreement and the other Loan Documents.0.2 "Affiliate" shall mean, with respect to any Person, (a) any other Person who, whether directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, (b) any other Person owning or controlling five percent (5%) or more of the outstanding voting or beneficial ownership interests of such Person, (c) any other Person who shares a director, executive officer, general partner or controlling shareholder or member with such Person, (d) any director, executive officer, general partner or controlling shareholder or member of such Person, (e) any spouse, parent, child, grandparent, grandchild, sibling or first degree collateral of such Person or of any other Person falling within any of the categories described in clauses (a),
(b), (c) or (d) of this definition and/or (f) any trust the principal beneficiary of which is such Person or one or more of the Persons falling within any of the categories described in clauses (a), (b), (c), (d) or (e) of this definition and/or any Person who is controlled by any such member or trust. For the purposes of this definition, "controls", "is controlled by", or "is under common control with" shall mean the ability and/or power (whether through direct or indirect ownership of voting or beneficial ownership interests in such Person, or otherwise) to direct or cause the direction of the management and policies of such Person, provided, however, that in any event any Person that
                         --------  -------
owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Without limiting the generality of the foregoing, it is understood and agreed that each of the Company, Robert M. McMurrey, J. Kernan Crotty, Progressive Concepts Communications, Inc., Rainbow Resources, Inc. and the TLL Group, and each of their respective constituent entities, are Affiliates of each other for all purposes of this Agreement and the other Loan Documents.

                   0.3 "Bankruptcy Law" shall mean the United States Bankruptcy
                        --------------
Code of 1978, as the same now exists or hereafter may be amended, any and all future federal bankruptcy codes, and any and all present and future federal and state insolvency, reorganization, arrangement, composition, recapitalization, readjustment, moratorium, liquidation, dissolution, debtor relief or similar Laws.

                   0.4 "Governmental Authorities" shall mean all federal, state,
                        ------------------------
county, municipal and other governmental entities, and all courts, departments, commissions, boards, bureaus, agencies, authorities, instrumentalities, offices, officials and officers thereof.

                   0.5 "Incapacity" shall mean any of: (a) the death of an
                        ----------
individual; (b) the entry of an order or judgment by a court of competent jurisdiction adjudicating an individual to be incompetent to manage his person or his estate; (c) the commission of an Act of Insolvency by or the existence of an Act of Insolvency with respect to any Person; or (d) the dissolution (without reconstitution in accordance with applicable Law), termination or liquidation of any Person not an individual.

                   0.6 "Law" shall mean any and all present and future
                        ---
legislative, judicial and administrative statutes, codes, acts, laws, ordinances, orders, judgments, decrees, injunctions, decisions, rules, resolutions, restrictions, regulations and requirements of Governmental Authorities.

                   0.7 "Person" shall mean any individual, partnership,
                        ------
corporation, business trust, limited liability company, joint venture, trust, estate, unincorporated association, Governmental Authority or other legal or commercial entity.

                   0.8 "TLL Group" shall mean, collectively, TLL Partners,
                        ---------
L.L.C., a Delaware limited liability company, Robert M. McMurrey, J. Kernan Crotty, Progressive Concepts Communications, Inc., Rainbow Resources, Inc., the constituent entities of each of the foregoing Persons which is not an individual, and the respective Affiliates of each of the foregoing.

           1. Accuracy of Recitals1. Each of the Obligors confirms the accuracy
              ---------------------
in all material respects of the foregoing Recitals and adopts and incorporates each of the same into this Agreement as its own individual warranties and representations with the same force and effect as if such Recitals were more fully set forth below.

           2. Representations, Warranties and Covenants of Obligors. Each of the
              -----------------------------------------------------
Obligors jointly and severally represents and warrants to and covenants with Pilgrim, the Agent and the Non-Pilgrim Lenders, with the knowledge and understanding that Pilgrim, the Agent and the Non-Pilgrim Lenders are relying thereupon, that but for the present and continued accuracy, completeness and currency of such representations and warranties and the punctual and full performance of such covenants none of Pilgrim, the Agent or any of the Non-Pilgrim Lenders would be entering into this Agreement or any of the transactions contemplated hereby and that such covenants, warranties and representations shall survive, for the period set forth in Paragraph 5.16 below, any termination of this Agreement, the closing of the transactions contemplated hereby, and any foreclosure or trustee's sale (or agreement in lieu thereof) of the New Collateral or any portion thereof, as well as any investigations, inspections or inquiries made by Pilgrim, the Agent, any of the Non-Pilgrim Lenders or any of their respective employees, agents or representatives (whether legal or otherwise), whenever made, as follows:

                   2.1 Re-Affirmation of Existing Obligations. Except as the
                       --------------------------------------
same may be (and then only to the limited extent) modified by the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs, all of the agreements, representations, warranties, covenants and indemnities made by the Obligors (or any of them) in the Loan

Documents (or in any of them) are hereby repeated and reaffirmed, and adopted as each Obligor's own individual representations, warranties, agreements, covenants and indemnities, with the same force and effect as if made on the Effective Date and specifically set forth in this Agreement.

                   2.2 Current Status of Loan and Loan Documents. As of the
                       -----------------------------------------
Effective Date:

                       2.2.1 None of the Loan Documents has been modified, supplemented, terminated, altered or amended in any manner or respect whatsoever, nor has any liability, duty or obligation of any Obligor or any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective rights, powers or remedies thereunder or at Law or in equity been excused, waived, released, discharged, novated, compromised or impaired in any respect whatsoever;

                       2.2.2 The Loan Documents set forth the valid, genuine, bona fide and binding legal obligations of those Obligors which are party thereto, and are and shall continue to be enforceable in accordance with their respective terms (as such terms will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), except as enforceability may be limited by Bankruptcy Laws or by other Laws of general application relating to the enforcement of creditors' rights;

                       2.2.3 The indebtedness evidenced by the various Notes is justly due and owing to the Lenders party thereto and all amounts provided for in the Loan Documents or in any of them are payable in the amount, time and manner set forth therein;

                       2.2.4 The unpaid principal balance and amount of accrued and unpaid interest owed to Pilgrim as of March 28, 2002 with respect to the Pilgrim Facility B Term Loan (exclusive of all other sums owed to Pilgrim under the Loan Documents for unpaid fees and other charges (including, without limitation, real estate tax impounds, insurance premium impounds, late charges, advanced but unreimbursed expenses and attorneys' fees and disbursements)) are:

            Unpaid Principal                           $  9,896,063.67
            Accrued and Unpaid Interest                $    521,478.76
                                                       ---------------
                                                       $ 10,417,542.43

                       2.2.5 Interest in respect of the Pilgrim Facility B Term Loan has been paid through July 5, 2001 and accrues at the rate of 6.75% per annum;

                       2.2.6 The next regularly scheduled payment of principal and interest with respect to the Pilgrim Facility B Term Loan is June 28, 2002;

                       2.2.7 The Loan Documents, as well as all other agreements between any of the Lenders (or any one or more of them or any one or more of their respective Affiliates), on the one hand, and the Obligors (or any one or more of them or any one or more of their respective Affiliates), on the other (such other agreements being referred to collectively as the "Other Agreements" and individually as an "Other Agreement"), are free and clear of any and all disputes, rights of offset, claims and defenses on the part of the Obligors (whether for credit, deduction, abatement, recoupment, damages, rescission or otherwise), and none of the Obligors or any of their Affiliates has any other claim against Pilgrim, the Agent or any of the Non-Pilgrim Lenders (or against any of their respective Affiliates);

                       2.2.8 No breach or default (or event which with the passage of time, the giving of notice or both would constitute a breach or default) on the part of Pilgrim, the Agent or any of the Non-Pilgrim Lenders under any of the Loan Documents or Other Agreements has occurred, and Pilgrim, the Agent and each of the Non-Pilgrim Lenders has timely and fully complied with, kept, observed and/or performed all of their respective obligations, duties, responsibilities and promises under the Loan Documents and Other Agreements required to have been timely and fully complied with, kept, observed and/or performed on or prior to the date hereof;

                       2.2.9 The Obligors are in breach or default under the Loan Documents, and have failed to cure the same within the applicable periods of notice and cure, if any, set forth therein, in that, inter alia, no payments of principal or interest with respect to any of the Loans have been made since July 5, 2001 and the audited consolidated financial statements and other financial reports for the fiscal year ending May 31, 2001 required by the Loan Documents have not been delivered to Pilgrim, the Agent or any of the Non-Pilgrim Lenders; provided, however, that if the Closing referred to in Paragraph 4.1 below occurs, neither the Agent nor any of the Lenders shall exercise any rights, powers or remedies to which any of them otherwise might be entitled on account of such breaches or defaults;

                       2.2.10 Except as set forth on Schedule 2.2.10 attached
                                                     ---------------
hereto and thereby made a part hereof, each of the Security Documents constitutes a perfected, valid and continuing first priority lien upon and security interest in the items of Collateral intended to be encumbered thereby, free and clear of (a) any and all other charges, encumbrances, liens or security interests, and (b) any and all other adverse rights, interests or claims of third parties; and if the Closing referred to in Paragraph 4.1 below occurs, each of the Security Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing provided for in Paragraph 4.1 below occurs) shall continue to remain a perfected, valid and continuing first priority lien upon and security interest in the items of New Collateral intended to be encumbered thereby, free and clear of (a) any and all other charges, encumbrances, liens or security interests, and (b) any and all other adverse rights, interests or claims of third parties; and

                       2.2.11 Provided the Closing referred to in Paragraph 4.1 below occurs, each of the Obligors shall continue to defend the Company's good, marketable and insurable fee simple title in and to the New Collateral and each and every part thereof (and, with respect to the FCC Licenses, TLI's sole and unencumbered ownership thereof) and the validity and first priority of Pilgrim's continuing perfected liens thereon and security interests therein against all claims and demands whatsoever of all other Persons, hold Pilgrim harmless on account thereof and not do or omit to do or permit anything to be done or omitted to be done that might impair such title, or the value of all or any portion of the New Collateral, or the validity, enforceability, priority or security of the lien of the Security Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing provided for in Paragraph 4.1 below occurs).

                   2.3 Continued Performance of Obligors' Obligations. Until
                       ----------------------------------------------
the repayment of the entire indebtedness evidenced by the Amended and Restated Pilgrim Note and the performance in full of all of the Obligors' other obligations under this Agreement and the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), the Obligors (and each of them) shall continue to promptly and diligently comply with, keep, observe and perform or cause to be promptly and diligently complied with, kept, observed and performed, in strict accordance with the provisions thereof:

                       2.3.1 all of their respective obligations under this Agreement;

                       2.3.2 all of their respective duties, obligations and responsibilities under the Amended and Restated Pilgrim Note, the New Pilgrim Deed of Trust and the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs); and

                       2.3.3 all of their respective duties, obligations and responsibilities under each other agreement or instrument affecting or pertaining to all or any portion of their respective business operations or financial conditions or to all or any portion of the New Collateral.

The generality of the requirements contained in this Paragraph 2.3 shall not be construed as being in derogation of, nor shall the same be limited by, the specific obligations of any one or more of the Obligors contained herein or in any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs).

                   2.4 No Hidden Inducements or Mistakes of Fact. Each of the
                       -----------------------------------------
Obligors expressly acknowledges and agrees that:

                       2.4.1 it has entered into this Agreement solely on the basis of (a) its and its employees', agents' and representatives' own independent analyses of what it and they believe to be the existing facts and circumstances and (b) the specific promises and commitments of Pilgrim, the Agent and the Non-Pilgrim Lenders set forth herein;

                       2.4.2 in the event that any warranty, representation, guaranty, promise, statement or inducement of any kind or nature, whether express or implied, not contained in this Agreement has been made or furnished or is alleged to have been made or furnished by any Person (including, without limitation, any real estate or mortgage broker, Pilgrim, the Agent, any of the Non-Pilgrim Lenders, any of their respective Affiliates, any representatives (whether legal or otherwise) or agents of Pilgrim, the Agent, any of the Non-Pilgrim Lenders or any of their respective Affiliates, or any employee, officer, director, shareholder, trustee, member or partner of any of the foregoing), then none of Pilgrim, the Agent or any of the Non-Pilgrim Lenders shall be liable therefor or bound in any manner thereby, regardless of how or to or by whomsoever made or given, directly or indirectly, verbally or in writing; and

                       2.4.3 it has expressly assumed the risk that any state of facts and/or circumstances might be different from those thought to exist or hereafter might change and, accordingly, affirms and covenants that the terms and conditions of this Agreement shall remain binding on it in all respects notwithstanding any such mistake of fact and/or circumstance or subsequent change of fact or circumstance and in no event shall be subject to amendment, invalidation, termination or rescission on account thereof.

                   2.5 No Reconveyance Agreements. Except as may be specifically
                       --------------------------
set forth to the contrary in Article III below if the Closing referred to in Paragraph 4.1 below occurs, there is no agreement or understanding, whether oral or written, between the Agent and any Obligor (or between any of their respective Affiliates), between any Lender and any Obligor (or between any of their respective Affiliates), among any of the Obligors (or among any of their respective Affiliates), or between any of the Obligors and any other Person, relating to:

               2.5.1 a reconveyance of all or any portion of the New Collateral to any one or more of the Obligors or to any of their respective Affiliates (except to Borrower upon payment of the entire indebtedness evidenced by the Amended and Restated Pilgrim Note and performance in full of all of the Obligors' other obligations under the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs)); or

               2.5.2 a sale, reconveyance or other transfer of all or any portion of the New Collateral to a third party for the benefit of any one or more of the Obligors or any of their respective Affiliates; or

               2.5.3 the division of any refinancing, foreclosure or other proceeds of the New Collateral.

          2.6  Ratification of Loan Documents and Other Agreements;  Absence
               -------------------------------------------------------------
of  Existing  Impairment;  Agreement  Does  Not  Constitute  An  Impairment.
---------------------------------------------------------------------------
Each of the Obligors acknowledges, confirms and agrees, for itself, its Affiliates, its and their respective trustees-in-bankruptcy and other creditors (whether past, present or future) and its and their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns, that:

               2.6.1 None of Pilgrim, the Agent or any of the Non-Pilgrim Lenders heretofore has annulled, rendered nugatory, terminated, released, excused, waived, limited, restricted, compromised, novated, discharged or otherwise impaired or adversely affected, or consented to or otherwise effected any amendment or modification of, any duty, liability or obligation of any Obligor or any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective rights, remedies, powers, benefits or privileges under any of the Loan Documents, or any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective abilities to exercise any of the same subsequent to the Effective Date, or the legality, validity, binding nature, enforceability or priority of any of the Loan Documents or of any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective rights, title and interests in and to the Collateral;

               2.6.2 By entering into this Agreement and consummating the transactions contemplated hereby, none of Pilgrim, the Agent or any of the Non-Pilgrim Lenders shall be deemed to have (except with respect to the specific modifications set forth in Article III below (and then only to the limited extent provided for therein) if the Closing referred to in Paragraph 4.1 below occurs) annulled, rendered nugatory, terminated, released, excused, waived, limited, restricted, compromised, novated, discharged or otherwise impaired or adversely affected, or consented to or otherwise effected any amendment or modification of, any duty, liability or obligation of any Obligor or any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective rights, remedies, powers, benefits or privileges under any of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective abilities to exercise any of the same subsequent to the Effective Date, or the legality, validity, binding nature, enforceability or priority of any of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) or of any of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective rights, title and interests in and to the New Collateral;

               2.6.3 Except as otherwise specifically provided to the contrary in Article III below (and then only to the limited extent provided for therein) if the Closing referred to in Paragraph 4.1 below occurs, all of Pilgrim's, the Agent's and the Non-Pilgrim Lenders' respective rights, titles and interests in and to the Collateral and the New Collateral, as well as the legality, validity, binding nature, enforceability and priority of each of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) and all of the duties, liabilities, obligations, rights, remedies, powers, benefits and privileges set forth therein, shall remain in full force and effect, unmodified and unaffected by the execution of this Agreement or the closing of the transactions contemplated hereby, and the same are hereby ratified and re-affirmed in all respects; and

               2.6.4 Except as otherwise specifically provided to the contrary in Article III below (and then only to the limited extent provided for therein)if the Closing referred to in Paragraph 4.1 below occurs, none of Pilgrim's, the Agent's or any of the Non-Pilgrim Lenders' respective entries into this Agreement and/or consummation of the transactions contemplated hereby shall constitute or be deemed to constitute an election of remedies with respect to or a cure or waiver of any existing breach or default under, or a waiver, release, renunciation or impairment of time of the essence, strict performance or any other provision contained in, or a promise or commitment to waive or excuse any future breach, default or failure of payment or performance under, any of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs).

          2.7  Accuracy, Currency and Completeness of Furnished Information.
               ------------------------------------------------------------
Each of the schedules, balance sheets, profit and loss, cash flow and operating statements, reports, budgets, plans and other financial and operating information pertaining to the Collateral or the New Collateral or to the financial condition or business affairs of the Obligors (or any of them or any of their respective Affiliates) which heretofore has been or hereafter will be delivered to Pilgrim is and shall continue to be accurate, current and complete in all material respects for the periods reflected therein, presents and will continue to present fairly the subjects intended to be covered thereby, contains and shall continue to contain no material misstatements or omissions and has been and shall continue to be prepared in accordance with generally accepted accounting principles, consistently applied. Such materials were and will continue to be prepared and submitted in good faith and without any intent to mislead or defraud Pilgrim. There are and will continue to be no obligations, liabilities, indebtedness (including, without limitation, contingent liabilities), facts, events or circumstances which are or might be material to the New Collateral or to any Obligor or any of its Affiliates which have not been and in the future will continue to have not been accurately and completely reflected in such delivered materials; and no materially adverse change with respect to any of the information set forth therein has or will have occurred since the respective dates of their last delivery without first having been conspicuously disclosed in writing to and receipt thereof acknowledged in writing by Pilgrim.

          2.8  No Challenges, Repudiations or Other Hostile Acts. Each of the
               -------------------------------------------------
Obligors further represents, warrants and covenants, for itself, its Affiliates, its and their respective trustees-in-bankruptcy and other creditors (whether past, present or future) and its and their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns, that, in consideration of and to induce Pilgrim's, the Agent's and each of the Non-Pilgrim Lenders' respective execution and delivery of this Agreement and consummation of the transactions contemplated hereby:

               2.8.1 none of the Obligors will take or omit to take (or permit or suffer any of their respective Affiliates to take or omit to take) any action or actions which might have the effect of preventing, impeding, delaying, impairing or otherwise adversely affecting any of Pilgrim's or the Agent's respective permitted rights, powers, remedies, benefits or privileges under the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or any of them, or at Law or in equity, or their respective abilities to exercise any of the same;

               2.8.2 none of the Obligors will (or will permit or suffer any of their respective Affiliates to) attempt to repudiate, contest or challenge, seek to set aside, enjoin, restrain or overturn, or otherwise endeavor to impede, interfere with or impair (whether in whole or in part), any of: (a) Pilgrim's or the Agent's respective rights, title and interests in and to the New Collateral; (b) Pilgrim's or the Agent's respective rights, remedies, powers, benefits and/or privileges under or pursuant to this Agreement or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or at Law or in equity, or any future exercise or attempted exercise thereof; or (c) the legality, validity, binding nature, enforceability or priority of this Agreement or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or the adequacy of consideration therefor; and

               2.8.3 in the event that: (a) any Obligor (or any of its Affiliates) breaches (i) any of the covenants set forth in Subparagraphs 2.8.1 or 2.8.2 above or 2.9.1 or 2.9.2 below, or (ii) any of its other warranties, representations, covenants, agreements or indemnities contained herein or in any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs); or (b) any Obligor (or any of its Affiliates) otherwise commits a default hereunder or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs); or (c) the Closing referred to in Paragraph 4.1 below does not occur for any reason whatsoever other than an uncured breach or default hereunder by Pilgrim; or (d) any third-party creditor, bankruptcy trustee or other Person successfully challenges in any court of competent jurisdiction (i) the legality, validity, binding nature, enforceability or priority of this Agreement or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or (ii) any of Pilgrim's or the Agent's respective rights, title and interests in and to any of the New Collateral, or (iii) any of the transactions contemplated hereby, or
(iv) the adequacy of consideration therefor, or (v) any exercise or attempted exercise by Pilgrim or the Agent of any of their respective rights, powers, remedies, benefits or privileges; or (e) a court of competent jurisdiction determines and/or orders that (i) any of the transactions contemplated by this Agreement shall be set aside (whether in whole or in part), or (ii) a judgment shall be entered against Pilgrim or the Agent for or on account of any alleged illegality, invalidity, unenforceability, lack of priority, inadequacy of consideration, absence of rights, title and interests or unavailability or ineffectiveness of rights, powers, remedies, benefits or privileges, or (iii) the execution and delivery of this Agreement or any of the closing deliveries referred to in Paragraph 4.2 below constitutes a fraudulent transfer or conveyance or voidable preference; or (f) any other aspect of any of the transactions contemplated hereby shall be voided, nullified (in whole or in part) or otherwise impaired to Pilgrim's or the Agent's respective detriments; then, upon the occurrence of any of such events the same shall, at Pilgrim's option and without any requirement of notice or opportunity to cure, constitute a default under the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), entitling Pilgrim thereafter to exercise any and all equitable and/or legal remedies to which it then might be entitled (in addition to any others specifically provided for in the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) or in any of them).

       2.9     Debtor Relief Proceedings. Each of the Obligors specifically
               -------------------------
acknowledges and represents that one of the purposes of this Agreement is to provide them and their respective Affiliates with the opportunity to reorganize their respective affairs in lieu of filing a petition for relief pursuant to any Bankruptcy Law or instituting any other action or proceeding under any other Law seeking to restrain, enjoin or otherwise impede the exercise of the Agent's or any of the Lenders' respective rights or remedies. Accordingly, each of them further expressly warrants and covenants that:

               2.9.1  none of the Obligors or any of their respective
Affiliates shall (a) file for relief, protection or reorganization under or otherwise seek to take advantage of any Bankruptcy Law or other Law, or (b) cause to occur any act or omission (including, without limitation, making any assignment for the benefit of their respective creditors) enabling any of their creditors to invoke any Bankruptcy Law or other Law, or (c) commence or acquiesce to the commencement of any other proceeding attempting to repudiate, contest or challenge, or seeking to set aside, enjoin, restrain or overturn, or otherwise endeavoring to impede, interfere with or impair Pilgrim's or the Agent's exercise or attempted exercise of any of the rights, powers or remedies afforded to them hereunder or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) or at Law or in equity (collectively, "Debtor Relief Proceedings" and individually, a "Debtor Relief Proceeding");

               2.9.2 however, if there shall be filed by or against any of the Obligors (or by or against any of their respective Affiliates) any Debtor Relief Proceeding, then each of the Obligors covenants to agree with and adopt, consent to, include and/or take (and not to contest, dispute or challenge the assertion and/or taking by Pilgrim or the Agent of), and to cause each of their respective Affiliates to agree with and adopt, consent to, include and/or take (and not to contest, dispute or challenge the assertion and/or taking by Pilgrim or the Agent of), the following actions and/or positions therein:

                      2.9.2.1 the continued enforceability of the terms and conditions of this Agreement shall be made an integral part of each and every plan of reorganization ("Plan") or order of discharge or other relief ("Discharge") submitted, sought, confirmed or entered therein;

                      2.9.2.2 an Obligor's obligations, and/or those of any of its Affiliates, hereunder and/or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) shall be excluded from any Discharge;

                      2.9.2.3 neither any Obligor's obligations, nor those of any of its Affiliates, hereunder and/or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) shall be altered or amended as part of, or in connection with the promulgation or adoption of, any Plan;

                      2.9.2.4 all limitations upon recourse against any Person or against any portion of its assets contained in any of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) automatically shall become null and void and of no further force or effect whatsoever effective as of the date any such Debtor Relief Proceeding is filed; and thereafter all such Persons shall become fully liable for payment and performance in full of the indebtedness and other obligations contained therein and Pilgrim and the Agent (as applicable) shall be entitled to exercise unlimited recourse against such Persons and all of their assets and properties;

               2.9.2.5 none of the Obligors or their respective Affiliates has any equity in any of the items comprising the New Collateral;

               2.9.2.6  the  fair  market  value  of  the  New   Collateral   is
significantly less than the balance of the indebtedness owed under the Amended and Restated Pilgrim Note;

               2.9.2.7 the consolidated business operations of the Obligors have not generated as of the Effective Date, and have little likelihood for generating prior to the Maturity Date, sufficient income or cash flow to repay the loan evidenced by the Amended and Restated Pilgrim Note in accordance with the terms and conditions of the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs);

               2.9.2.8 none of the Obligors or their respective Affiliates has received as of the Effective Date, or has any realistic likelihood of receiving prior to the Maturity Date, a purchase or refinancing offer in respect of the New Collateral in an amount sufficient to repay the loan evidenced by the Amended and Restated Pilgrim Note in full;

               2.9.2.9 the institution or continuance of any Debtor Relief Proceeding will only serve to: (a) cause a material decline in the value of the New Collateral; and (b) increase the potential loss to all creditors;

               2.9.2.10 the New Collateral is not necessary for any Plan or reorganization attempt of any Obligor or of any of its Affiliates;

               2.9.2.11 cause exists, including the lack of adequate protection, to grant Pilgrim and the Agent (as applicable) immediate relief from any moratorium or stay that might be imposed against Pilgrim and/or the Agent in or on account of any Debtor Relief Proceeding (including, without limitation, the immediate and absolute lifting of the automatic stay imposed by 11 U.S.C. ss. 362 on the enforcement of Pilgrim's or the Agent's respective remedies under this Agreement or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) or at Law or in equity); and

               2.9.2.12 because all of the Obligors (other than the Company) are 100% owned by the Company and the TLL Group is the ultimate controlling Person for the Company, each of the Obligors is receiving new and valuable consideration and deriving substantial economic benefit from and in connection with entering into this Agreement.

          2.10 Payment of Expenses. The Obligors (and each of them shall be
               -------------------
jointly and severally liable for, and shall pay to Pilgrim and/or the Agent promptly following written demand, any and all amounts (including, without limitation, accountants', appraisers', engineers', environmental consultants', receivers', surveyors', other professionals' and reasonable attorneys' fees and disbursements) at any time paid or incurred by Pilgrim and/or the Agent in connection with, relating to or arising out of:

                            2.10.1 the preparation, negotiation, execution
and/or recordation of this Agreement and/or any of the closing documents referred to in Paragraph 4.2 below;

                            2.10.2 any failure by any of the Obligors or any of
their respective Affiliates to comply with, observe and/or perform any of their obligations hereunder or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) strictly in accordance with the provisions hereof or thereof;

                            2.10.3 any and all efforts by  Pilgrim and/or the
Agent to monitor such compliance, observance or performance and/or to undertake such compliance, observance or performance itself (whether directly or through an agent) following any failure of the Obligors or any of their respective Affiliates to do so;

                            2.10.4 any threatened, pending or contemplated
action, arrangement, dispute or proceeding in which Pilgrim and/or the Agent is or might be made a party or witness and which affects or might affect this Agreement, one or more of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), all or any portion of the New Collateral or title thereto or any of Pilgrim's liens thereon or security interests therein;

                            2.10.5 any exercise or attempted exercise of any of
Pilgrim's and/or the Agent's respective permitted rights, powers, remedies, benefits or privileges under this Agreement, or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or at Law or in equity; or

                            2.10.6 any and all actions taken by or on behalf of
Pilgrim and/or the Agent relating to the protection or preservation of all or any portion of the New Collateral (including, without limitation, performing any one or more of the Obligors' (or any of their respective Affiliates') duties, responsibilities or obligations hereunder or under any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs).

All fees, charges, costs and expenses incurred, and all amounts and sums disbursed, by Pilgrim and/or the Agent in exercising their rights under this Paragraph 2.10 or in exercising any similar rights granted to any of them under any other provision hereof or of any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), including, but not limited to, all amounts, fees, charges, expenses and disbursements incurred or disbursed in obtaining a judgment or decree of surrender and delivery of possession with respect to items of the New Collateral, shall become due and payable immediately after written demand therefor, shall bear interest at the "default rate" provided for in the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) from the date so incurred or expended until the date reimbursed, shall be added to the indebtedness evidenced by the Amended and Restated Pilgrim Note and constitute a lien on the New Collateral prior to any right, title or interest therein or claim thereon attaching or accruing subsequent to the lien of the Security Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), including, without limitation, the New Pilgrim Deed of Trust, and shall be secured by the Security Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), including, without limitation, the New Pilgrim Deed of Trust.

                   2.11  No Resulting Conflicts or Required Consents. The
                         -------------------------------------------
execution, delivery and performance by each of the Obligors of this Agreement and the other documents referred to in Paragraph 4.2 below to which each is a party does not and will not:

                         2.11.1 contravene, violate, conflict with, result in
the termination or acceleration of or constitute a breach or default under:
(a) any of their or any of their respective Affiliates' organizational documents; or (b) any material bond, indenture or other agreement, instrument or arrangement to which any of them or any of their respective Affiliates is a party or by which the New Collateral, any of them, any of their respective Affiliates or any substantial portion of any of their or any of their respective Affiliates' respective assets may be bound or subject; or (c) any Law of any arbitrator or other Governmental Authority to which the New Collateral, any of them, any of their respective Affiliates or any substantial portion of any of their or any of their respective Affiliates' respective assets may be bound or subject;

                         2.11.2 except for the lien of the Security
Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) upon the New Collateral, result in the creation or imposition of any security interest, charge, lien or encumbrance of any nature whatsoever upon all or any portion of the New Collateral or upon any substantial portion of any of their or any of their respective Affiliates' respective assets;

                         2.11.3 cause to occur any event likely to result in
the delay, invalidation, rescission or modification of any of the transactions contemplated hereby; or

                         2.11.4 require the consent or approval of any
Governmental Authority or other Person.

                   2.12  No Existing Defaults. Except as described in
                         --------------------
Subparagraph 2.2.9 above with respect to the Loan Documents, none of the Obligors or any of their respective Affiliates is (or with the passage of time, the giving of notice or both would be) in breach or default of any of their organizational documents or under any material bond, indenture or other agreement, instrument or arrangement, or in violation of any Law of any arbitrator or Governmental Authority, in each case to which any of them or any of their respective Affiliates is a party or by which the New Collateral, any of them, any of their respective Affiliates or any substantial portion of any of their or any of their respective Affiliates' respective assets may be bound or subject.

                   2.13  Absence of Investigations, Claims and Litigation.
                         ------------------------------------------------
None of the Obligors or any of their respective Affiliates is a party to or has received written notice of, or otherwise is aware of any investigations, claims, actions, suits or other proceedings, whether pending, threatened or, to the best of their respective knowledge, information and belief (after due inquiry), contemplated or of any facts, circumstances or conditions which might constitute the basis for any such investigation, claim, action, suit or other proceeding, which:

                         2.13.1 might prohibit, delay or interfere with the
consummation of or result in the invalidation, rescission or modification of any of the transactions contemplated hereby; or

                         2.13.2 if adversely  determined  might (a) result
in any materially adverse change in any Obligor's, or any of its Affiliates', business, operations, assets or condition, financial or otherwise, or (b) adversely affect (i) the rights, title and interests of any one or more of the Obligors, or any of their respective Affiliates, in and to all or any portion of the New Collateral, (ii) any one or more of the Obligors', or any of their Affiliates', respective abilities to perform their obligations hereunder or under the Amended and Restated Pilgrim Note or any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), (iii) the value or condition of all or any portion of the New Collateral, or (iv) the legality, validity, binding nature of, enforceability or priority of this Agreement or of any of the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs), or of any of Pilgrim's or the Agent's respective rights, title and interests in and to the New Collateral.

                   2.14  Matters Relating to Obligors. Each of the
                         ----------------------------
Obligors is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware, in good standing and qualified to transact business as a foreign corporation in all jurisdictions in which it conducts business (other than Delaware), and possesses full right, power and authority to execute, deliver and perform its obligations under this Agreement and the other Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) to which it is a party and to consummate the transactions contemplated hereby. TCI is the sole shareholder of TLI and the other wholly-owned subsidiaries of the Company and possesses sole decision-making authority on behalf of each of such entities. The TLL Group is a controlling shareholder of TCI for SEC purposes but not FCC purposes. No other Person has any direct or indirect ownership interest in, or holds any option or other right to acquire a direct or indirect ownership interest in, any of the Obligors, except as set forth on Schedule 2.14 attached hereto and thereby made
                                 -------------
a part hereof. None of the direct or indirect ownership interests in any of the Obligors, or in any of their respective constituent entities, is the subject of any collateral assignment, pledge, security interest or other encumbrance, except for those created by the Loan Documents (as the same will be modified pursuant to the terms and conditions of Article III below if the Closing referred to in Paragraph 4.1 below occurs) in favor of Pilgrim and the Agent.

                   2.15  Duty to Promptly Advise and Cure. If any of the
                         --------------------------------
agreements, covenants, warranties or representations of the Obligors (or any of them) contained herein is breached or turns out to have been materially untrue when made, the Obligors immediately shall inform Pilgrim and the Agent thereof and forthwith take all actions necessary to cure such breach and/or misrepresentation. The continued accuracy, completeness and currency of such representations and warranties, together with the full performance of the Obligors' other agreements, covenants and obligations hereunder, are expressly made a condition precedent to Pilgrim's, the Agent's and the Non-Pilgrim Lenders' respective obligations to consummate the loan modifications referred to in Article III below, whether at the Closing referred to in Paragraph 4.1 below or otherwise.

             3.    Modifications to Pilgrim Facility B Term Loan;

                   Deemed Payment in Full of Non-Pilgrim Loans.
                   -------------------------------------------

                   3.1   Modifications to Pilgrim Facility B Term Loan and Loan
                         ------------------------------------------------------
Documents. Provided that the Closing referred to in Paragraph 4.1 below shall
---------
have occurred, as of such Closing: (a) the unpaid balance of the Pilgrim Facility B Term Loan and the stated principal sum of the Pilgrim Facility B Term Loan Note shall be deemed to have been reduced from $10,000,000.00 to $2,750,000.00, the stated maturity date thereof shall be deemed to have been extended to May 31, 2005 and the applicable rate of interest shall be deemed to have been reduced to nine percent (9.00%) per annum; (b) as so modified and as otherwise amended and restated, the Pilgrim Facility B Term Loan Note shall be replaced by the Amended and Restated Pilgrim Note in the form of Exhibit "A"
                                                                 -----------
attached hereto and thereby made a part hereof; (c) the New Pilgrim Deed of Trust, in the form of Exhibit "B" attached hereto and thereby made a part
                      -----------
hereof, shall be recorded against the Tyler Texas Real Property as further security for the obligations of the Obligors hereunder and under the other Loan Documents (as the same will be modified pursuant to the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs);
(d) except for the ownership interests in TLI and all of the respective rights, titles and interests of the Company and TLI in, to and under the License Management Agreement, all of the existing Collateral presently securing the repayment of the Pilgrim Facility B Term Loan shall be released from the lien of the Security Documents and the lien of the Security Documents shall be spread to encompass the New Collateral for the purposes of securing the repayment of the Pilgrim Loan in accordance with the provisions of the Amended and Restated Pilgrim Note and performance of the Obligors' other obligations under the other Loan Documents (as the same will be modified pursuant to the terms and conditions of this Article III if the Closing provided for in Paragraph 4.13 below occurs); (e) the provisions of the Loan Agreement will be further modified and, as so further modified, restated in their entirety so that effective as of the Closing the Loan Agreement shall be in the form of Exhibit "C" attached
                                                       -----------
hereto and thereby made a part hereof; and (f) as so modified and restated, and after giving effect to the deliveries referred to in Paragraphs 3.5, 3.6 and 3.7 below, from and after the Closing the Loan Documents shall be deemed to be the "Loan Documents" and shall be binding upon Pilgrim, the Agent, the Company and each of the other Obligors.

                   3.2   Elimination of Further Lending Obligation.
                         -----------------------------------------
Notwithstanding anything to the contrary which may be contained herein or in any of the other Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs), each of the Obligors further acknowledges and agrees that from and after the Closing neither the Agent or any of the Lenders, nor any of their respective Affiliates, shall have any obligation whatsoever to further renew, extend or advance any additional funds or provide further accommodations to the Obligors, or to any one or more of them, or to any of their respective Affiliates, whether pursuant to any of the Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs) or otherwise; and all terms and conditions of the Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs) to the contrary, if any, shall be deemed deleted in their entirety.

                   3.3   Lenders' Remedies Unaffected.  Each of the Obligors
                         ----------------------------
specifically understands, acknowledges and confirms that nothing contained in this Agreement or in any of the other Loan Documents is intended to prevent, impede, restrict or limit in any manner whatsoever, and shall not be construed as preventing, impeding, restricting or limiting in any manner whatsoever, Pilgrim, the Agent or any of the Non-Pilgrim Lenders from exercising, in the event of the occurrence and during the continuance of any uncured breach or default prior to the Closing, any rights, powers or remedies then available to it under the Loan Documents or at Law or in equity as a result of such continuing uncured breach or default.

                   3.4   Deemed Satisfaction of Non-Pilgrim Loans. Provided that
                         ----------------------------------------
the Closing referred to in Paragraph 4.1 below shall have occurred, at the Closing each of (a) the Chase Revolving Credit Loan, (b) the Finova Revolving Credit Loan, (c) the Chase Facility A Term Loan, (d) the Finova Facility A Term Loan, (e) the Chase Facility B Term Loan, (f) the Finova Facility B Term Loan, and (g) the Van Kampen Facility B Term Loan shall be deemed to have been repaid in full and each of the Obligors to have been released and discharged from any and all of their respective obligations under the Loan Documents specifically relating to Chase, Finova, Van Kampen or the Collateral (but not from those specifically relating to Pilgrim, the Agent or the New Collateral, or to any obligations not specifically relating to one of the Non-Pilgrim Lenders or to the Collateral), except for such provisions of the Loan Documents relating to Chase, Finova, Van Kampen or the Collateral as are expressly stated to survive any termination of the Loan Documents or payment in full of the indebtedness evidenced by the Chase Revolving Credit Note, the Finova Revolving Credit Note, the Chase Facility A Term Loan Note, the Finova Facility A Term Loan Note, the Chase Facility B Term Loan Note, the Finova Facility B Term Loan Note or the Van Kampen Facility B Term Loan Note.

                   3.5   Return of Notes; Partial Release of Security Documents.
                         ------------------------------------------------------
Provided that the Closing referred to in Paragraph 4.1 below shall have occurred: (a) promptly following such Closing Chase shall cause to be delivered to the Company the original Chase Revolving Credit Note, Chase Facility A Term Loan Note and Chase Facility B Term Loan Note, each appropriately marked "cancelled", Finova shall cause to be delivered to the Company the original Finova Revolving Credit Note, Finova Facility A Term Loan Note and Finova. Facility B Term Loan, each appropriately marked "cancelled", Van Kampen shall cause to be delivered to the Company the original Van Kampen Facility B Term Loan Note, appropriately marked "cancelled" and Pilgrim shall cause to be delivered to the Company the original Pilgrim Facility B Term Loan Note, appropriately marked "superceded and replaced"; (b) promptly following such Closing each of Chase, Finova, Van Kampen and Pilgrim shall deliver to the applicable Obligor appropriate instruments of partial release or termination with respect to the existing Collateral (other than with respect to the TLI stock, all of the Company's and TLI's respective rights, title and interests in, to and under the License Management Agreement, any and all additions, accessories and accessions thereto, substitutions therefor and products and replacements thereof, and any and all proceeds of the foregoing, as to all of which each of Chase, Finova and Van Kampen shall have delivered to Pilgrim at the Closing (and as conditions precedent for such Closing) appropriate instruments of assignment and endorsement and, in the case of the TLI stock, the original certificates evidencing the same, duly and appropriately endorsed in blank); (c) as a condition precedent to such Closing, the Obligors shall execute and deliver to Pilgrim the Amended and Restated Pilgrim Note, the New Pilgrim Deed of Trust and the Second Amended and Restated Credit Agreement; (d) as a condition precedent to such Closing the Obligors shall deliver to Pilgrim such funds as may be necessary to cause the New Pilgrim Deed of Trust and each of the aforesaid instruments of spreading, partial release and/or termination to be recorded or filed in the appropriate governmental offices; and (e) as a condition precedent to such Closing, the New Pilgrim Deed of Trust and such other instruments of spreading, partial release and/or termination shall have been duly and appropriately recorded or filed.

          3.6   Mutual Releases By Chase, Finova, Pilgrim, Van Kampen and the
                -------------------------------------------------------------
Obligors. Provided that the Closing referred to in Paragraph 4.1 below shall
--------
have occurred, then as of such Closing each of the Obligors, for itself, its Affiliates, its and their respective trustees-in-bankruptcy and other creditors (whether past, present or future) and its and their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns, conclusively shall be deemed to have irrevocably and completely forever renounced, acquitted, discharged, waived and released each of Pilgrim, the Agent and the Non-Pilgrim Lenders, their respective Affiliates, the representatives (whether legal or otherwise) and agents of Pilgrim, the Agent, the Non-Pilgrim Lenders and their respective Affiliates, each and every partner, member, shareholder, director, officer and employee of any of the foregoing, and all of their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns (collectively, the "Lender Releasees"), for, from and against, and to have covenanted not to assert against any of them, and each of Pilgrim, the Agent and the Non-Pilgrim Lenders, for itself, its Affiliates, its and their respective trustees-in-bankruptcy and other creditors (whether past, present or future) and its and their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns, conclusively shall be deemed to have irrevocably and completely forever renounced, acquitted, discharged, waived and released each of the Obligors, their respective Affiliates, the representatives (whether legal or otherwise) and agents of each of the Obligors and their respective Affiliates, each and every partner, member, shareholder, director, officer and employee of any of the foregoing, and all of their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns (collectively, the "Obligor Releasees"), for, from and against, and to have covenanted not to assert against any of them, any and all claims, damages, demands, defenses, disputes, expenses, liabilities, obligations, rights and/or causes of action of any character, kind, nature or type whatsoever (whether at law or in equity and whether or not now known or suspected) which any of the releasing Persons (or any of them or any of their respective Affiliates) ever had, now has or hereafter might have directly or indirectly relating to or arising from or in any way based upon or connected with any of the Loans, any of the Loan Documents or Other Agreements or any of the released Persons' respective interests in the Collateral, as a result of any act, omission, oral or written statement, representation, warranty, covenant or agreement or other course of conduct taken or omitted to be taken (or alleged to have been taken or omitted to be taken) by any of the released Persons on or at any time prior to the Closing; provided, however, that the aforesaid renunciation, acquittal, discharge, waiver, release and covenant not to assert shall not be deemed applicable to: (a) any claims of the Lender Releasees arising from unperformed, misperformed or only partially performed obligations of the Obligor Releasees under such provisions of the Loan Documents as are expressly stated to survive any (i) termination of the Loan Documents or (ii) payment in full of the indebtedness evidenced by the Chase Revolving Credit Note, the Finova Revolving Credit Note, the Chase Facility A Term Loan Note, the Finova Facility A Term Loan Note, the Chase Facility B Term Loan Note, the Finova Facility B Term Loan Note, the Van Kampen Facility B Term Loan Note or the Pilgrim Facility B Term Loan Note, and (b) liabilities, obligations, duties and responsibilities of the Obligor Releasees (or any of them) to or for the benefit of Pilgrim, the Agent or the New Collateral, and claims relating thereto, arising from and after the Closing under or by reason of the loan evidenced by the Amended and Restated Pilgrim Note or any of the Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs).

          3.7   Assignment and Assumption of Agent's Rights, Title and
                ------------------------------------------------------
Interests.
---------

Provided that the Closing referred to in Paragraph 4.1 below shall have occurred, at the Closing (and as a closing precedent therefor) the Agent shall assign, transfer and set over unto Pilgrim all of its rights, title and interests, as administrative agent, in, to and under the Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs), and Pilgrim shall assume and agree to be bound by and to perform all of the covenants, agreements, conditions, duties, obligations and liabilities, if any, on the part of the Agent thereunder required to be kept, performed or observed after the Closing. Such assignment and assumption shall be made without warranty or representation of any type, kind or nature whatsoever by the Agent, whether express or implied, except as to the Agent's representations and warranties regarding (a) it being the sole owner of all of the administrative agent's rights, title and interests in, to and under the Loan Documents (as the same will be modified by the terms and conditions of this Article III if the Closing provided for in Paragraph 4.1 below occurs) and none of such rights, title or interests being subject to any claim, charge, encumbrance, lien or security or other interest, (b) none of the provisions relating to the Agent thereunder have been modified, supplemented, terminated, altered or amended in any way and (c) the Agent having full power, right, authority and legal capacity, and having received all necessary consents and authorizations to assign such rights, title and interests, to effectuate such assignment.

     4.   Closing.
          -------

          4.1   Closing Date and Place. Unless otherwise agreed to in writing by
                ----------------------
the parties or their counsel, the closing of the transactions contemplated hereby (the "Closing") shall take place at 11:00 a.m. (Mountain Standard Time) on or before May 17, 2002 (the "Closing Date") at the offices of Chicago Title Insurance Company ("Escrow Agent") located at Suite 301, 55 East Thomas Road, Phoenix, Arizona 85012 (attention: DeWayne C. Huffman, CSEO; facsimile no. (602) 287-3009).

          4.2   Additional Lender Closing Conditions Precedent. Notwithstanding
                ----------------------------------------------
anything to the contrary contained in this Agreement, neither the Agent nor any of the Lenders shall be obligated to consummate any of the transactions contemplated hereby or to proceed with the Closing unless and until all of the following conditions precedent therefor shall have been satisfied (in the Agent's and each Lender's and the Agent's counsel's and each Lender's counsel's respective sole and absolute judgments) or waived by the Agent (or its counsel) and each Lender (or their respective counsel) in writing at or prior to the Closing; it being clearly understood and agreed that while the Obligors shall be jointly and severally responsible for delivering or causing to be delivered all of the funds, documents and other matters set forth in this Paragraph 4.2, in no event shall any Obligor's failure to execute, acknowledge or deliver any of such documents or to pay any of the funds or fulfill any of the other requirements operate to excuse any other Obligor from performing its obligations hereunder or render null and void such instruments as have been signed by any other Obligor. Accurate and complete copies of each of the documents and other matters referred to in this Paragraph 4.2 shall, to the extent not attached as an Exhibit, be submitted to each Lender and each Lender's counsel for their respective approvals as to both the form and content of such items at least five (5) business days prior to the Closing Date.

                4.2.1   Recordable Documents. Delivery to the Escrow Agent, for
                        --------------------
immediate recordation in the County Recorder's Office of Smith County, Texas and filing with such other Governmental Authorities as Pilgrim or Title Insurer may deem appropriate (including, without limitation, with the Secretaries of State of the States of Delaware and Texas), of (a) duly-executed and appropriately acknowledged notices or memoranda of this Agreement (the "Notices of Loan Modification"), in statutory form and otherwise sufficient to satisfy the constructive notice requirements of the Laws of the States of Delaware and Texas, and (b) a duly-executed and appropriately acknowledged counterpart of the New Pilgrim Deed of Trust;

                4.2.2   Second Amended and Restated Credit Agreement. Delivery
                        --------------------------------------------
to the Escrow Agent, for re-delivery to the Agent and Pilgrim immediately following the Closing, of two (2) duly-executed and appropriately acknowledged original counterparts of the Second Amended and Restated Credit Agreement;

                4.2.3   Amended and Restated Pilgrim Note. Delivery to Escrow
                        ---------------------------------
Agent, for redelivery to Pilgrim immediately following the Closing, of a duly-executed and appropriately acknowledged original counterpart of the Amended and Restated Pilgrim Note;

                4.2.4   Cash Payments. Delivery to Escrow Agent, for redelivery
                        -------------
to the appropriate Lenders immediately following the Closing, of the following amounts either in the form of cash or by bank wire transfer of immediately available federal funds:

                        4.2.4.1  To Pilgrim. The sum of: (a) all costs incurred
                                 ----------
by Pilgrim in connection with the preparation, negotiation, execution and closing of this Agreement (including, without limitation, reasonable attorneys' fees and other legal expenses); and (b) $593,160.00;

                        4.2.4.2  To Chase. The sum of: (a) all  cost incurred by
                                 --------
Pilgrim in connection with the preparation, negotiation, execution and closing of this Agreement (including, without limitation, reasonable attorneys' fees and other legal expenses); and (b) $4,202,316.98;

                        4.2.4.3  To  Finova. The sum of $3,179,425.31;
                                 ----------
and

                        4.2.4.4  To Van Kampen. The sum of $1,825,095.22;
                                 -------------

                4.2.5   Financial Condition. Acceptable (in Pilgrim's sole and
                        -------------------
absolute discretion) certified (by an officer of Borrower) financial statements truthfully evidencing the current financial condition of Borrower and each of the other Obligors;

                4.2.6   Survey. A current ALTA survey of the Tyler Texas Real
                        ------
Property, prepared by a licensed surveyor reasonably acceptable to Pilgrim, sufficient in form and content (and properly certified) to support the issuance of the title insurance policy referred to in Subparagraph 4.2.7 below;

                4.2.7   Title Policy and Endorsements. An irrevocable written
                        -----------------------------
title insurance commitment from Chicago Title Insurance Company, a Missouri corporation ("Title Insurer"), to issue and deliver to Pilgrim no later than thirty (30) days following the Closing Date: (a) an ALTA Extended Coverage (Form
1) Lender's Policy of Title Insurance (issued on the

10-17-84 policy form) assuring Pilgrim that following recordation of the New Pilgrim Deed of Trust and Notices of Loan Modification the New Pilgrim Deed of Trust shall constitute, and each of the other Security Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) still shall constitute, a legal, valid, enforceable and perfected first priority lien against the items of the New Collateral intended to be encumbered thereby, with marketable fee simple title thereto vested exclusively in Borrower, subject only to the lien of current real property taxes and assessments and such other matters (if any) as may be acceptable to Pilgrim in its sole and absolute discretion (collectively, the "Permitted Exceptions"); and (b) such endorsements thereto as customarily are issued to institutional first mortgagees of commercial properties or as Pilgrim reasonably may require;

                4.2.8   Resolutions and Authorizations. Such resolutions,
                        ------------------------------
certificates of good standing, authorizations, incumbency certificates, certified copies of organizational documents (including, without limitation, articles of incorporation, articles of organization, by-laws, partnership certificates, and trust, partnership and operating agreements) and other materials as any of the Lenders or Title Insurer may require relating to the formation, continued existence, good standing and authority of any trust, limited liability company, corporate or partnership Obligor and the capacity and authorization of any individual purporting to act on behalf of such entity;

                4.2.9   Legal Opinions. One or more legal opinions from counsel
                        --------------
for the Obligors with respect to such FCC and other matters as any of the Lenders or their respective counsel may believe appropriate;

                4.2.10  Payment of Closing Costs. Payment to Escrow Agent (or
                        ------------------------
delivery to Escrow Agent of proof of the Obligors' prior payment) of all amounts (including, without limitation, outstanding real estate taxes and assessments, amounts necessary to release or preclude the future filing of liens and encumbrances (other than the Permitted Exceptions) affecting the Collateral or the New Collateral, escrow charges, title insurance premiums and recording fees) required to consummate the transactions contemplated by this Agreement;

                4.2.11  Third Party Approvals. Receipt by Pilgrim of
                        ---------------------
unconditional and unqualified consents and approvals from each Person which is entitled or required, pursuant to applicable Law or any instrument, contract, commitment or other agreement of any kind, to consent to or in any manner approve of any of the transactions contemplated by this Agreement, or the means of effectuating any of the same (including, without limitation, consent and subordination agreements, in form and substance satisfactory to the Agent and each of the Lenders (and each of their respective counsel) in their respective sole and absolute judgments, from each of GM Holdings, LLC, a Tennessee limited liability company, from each member of the CIVC Group and from each member of the TLL Group);

                4.2.12  Loan Agreement Matters. Each of the matters set forth in
                        ----------------------
Article VI of Exhibit "C" attached hereto, including, without limitation, such clarifications to the Material Contracts and such additional or further estoppel certificates, intercreditor agreements and/or subordination agreements as either Escrow Agent or Pilgrim reasonably may believe necessary or appropriate;

                4.2.13  Searches. Uniform Commercial Code and state and federal
                        --------
judgment and tax lien searches through the various Recording Offices and the Offices of the Secretaries of State for the States of Delaware and Texas covering each of the Obligors, the Collateral and the New Collateral showing that neither the Obligors nor all or any portion of the Collateral or the New Collateral, is subject to any claim, interest, charge, lien or encumbrance other than the Security Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) and the Permitted Exceptions;

                4.2.14  Affidavits. Affidavits from each Obligor, dated as of
                        ----------
the Closing Date, stating: (a) there are no unsatisfied judgments, tax or other liens or bankruptcies involving it or any other Obligor (or any of its or their respective constituent entities) or the Collateral or the New Collateral; (b) no repairs or improvements have been made with respect to the Collateral or the New Collateral or any portion of either within the applicable state lien perfection periods for which valid lien waivers and/or releases have not been obtained and delivered to both Escrow Agent and Pilgrim; and (c) such other matters as may be required by the title insurance company responsible for issuing the title insurance commitment described in Subparagraph 4.2.7 above;

                4.2.15  Continued Accuracy of Representations and Warranties.
                        ----------------------------------------------------
Except for those representations and warranties which relate solely to matters that, because of specific time or date references, no longer can be accurate, current or complete, the representations and warranties of the Obligors contained herein and in the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) shall be accurate, current and complete at the Closing Date with the same force and effect as though made at such time;

                4.2.16  Full Performance of Covenants. The Obligors shall have
                        -----------------------------
fully and timely performed all of their obligations under this Agreement, the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), the Permitted Exceptions and the Material Contracts required to have been performed at or prior to the Closing Date;

                4.2.17  No Uncured Breaches or Defaults. Except as set forth in
                        -------------------------------
Subsubparagraph 2.2.9 above, there shall not exist on the Closing Date, and there shall not have occurred at any time between the Effective Date and the Closing Date, any proceeding, condition, event, omission or act which constitutes, or with the giving of notice or lapse of time or both would constitute, a breach or default by any Obligor under any of the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), any of the Material Contracts or any of the Permitted Exceptions; and

                4.2.18  Additional Matters. Such additional documents and/or
                        ------------------
acts as any of Escrow Agent, Title Insurer or Pilgrim reasonably may require in order to fully or better accomplish the purposes of this Agreement (including, without limitation, properly executed subordination agreements, in form and substance acceptable to the Agent and each of the Lenders in their respective sole and absolute discretions, from Persons holding or contemplated hereafter to hold other Indebtedness of the Obligors permitted by the terms of the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), including, without limitation, from each of (a) Pinnacle Towers Inc., a Delaware corporation holding a leasehold estate in a portion of the Tyler Texas Real Property, (b) GM Holdings, LLC, a Tennessee limited liability company, (c) from each member of the CIVC Group and (d) from each member of the TLL Group).

     5.   Miscellaneous.
          -------------

          5.1 Authority. Each individual executing this Agreement on behalf of a
              ---------
party warrants and represents, both for itself and the party on whose behalf it is signing this Agreement, that: (a) he or she has been duly authorized to execute this Agreement on such party's behalf; (b) the party for whom he or she is signing has been duly authorized to enter into, execute and fully perform at the times required and in the manner specified its various obligations under, this Agreement; (c) neither it nor the party on whose behalf it is signing this Agreement suffers from any mental, physical, legal or other impediment to capacity; and (d) upon execution, this Agreement shall and shall continue to constitute such party's legal, valid and binding obligations and be enforceable in accordance with its terms.

          5.2 Reasonably Equivalent Consideration; Reasonable Expectations. Each
              ------------------------------------------------------------
party acknowledges that: (a) it has been, or has had the opportunity to be, represented by an attorney in connection with the negotiation, preparation and execution of this Agreement; (b) it is receiving adequate and substantially equivalent consideration for the consideration which it is giving hereunder; (c) performance of its obligations hereunder will not cause it to be rendered insolvent or to be in violation of any applicable legal requirement or in default under any applicable contractual arrangement; (d) it has entered into this Agreement in good faith and on an arms-length and informed basis, knowingly, willingly and voluntarily, not pursuant to coercion, duress or threats of any kind, and without any design or intent to hinder, delay or defraud any creditor (whether past, present or future); and (e) this Agreement reflects its own "reasonable expectations".

          5.3 Notices. All notices, demands, consents, requests or other
              -------
communications ("Notices") pertaining in any manner to this Agreement shall be in writing, signed by the party giving the same (or its legal counsel), and sent either by confirmed facsimile transmission, recognized independent courier service or certified mail, return receipt requested, in each case with delivery or postage charges prepaid, to the party intended to be the recipient thereof at such party's address set forth on the first page hereof (or at such other address as previously may have been furnished in writing by the recipient to the sender in the manner provided in this Subparagraph 5.3). If given as provided above, Notices conclusively shall be deemed to have been received: (a) when actually received, if sent by confirmed facsimile transmission; (b) on the next Business Day following the date of its deposit with a reputable independent local messenger or overnight courier service (such as Federal Express) for "next Business Day" delivery; or (c) four (4) Business Days after deposit with an official depository of the U. S. mail. Refusal to accept delivery or to sign a receipt therefor, or inability to deliver because of a changed address of which prior Notice has not been given as provided above, shall constitute actual receipt.

          5.4 Entire Agreement; Amendments. This Agreement constitutes the
              ----------------------------
complete and entire agreement between the parties pertaining to the subject matter hereof, supersedes all of their prior and/or contemporaneous arrangements and understandings (whether oral or written, express or implied) concerning the same, and may not be altered, modified or otherwise amended except by a written instrument signed by all of the parties.

          5.5 Waiver Requirements. No provision of this Agreement, breach
              -------------------
thereof, or right to exercise any right, power or remedy due to any breach shall be deemed to have been waived unless contained in a written instrument signed by the party sought to be charged thereby. Any waiver given as provided in the preceding sentence shall apply only to the particular instance and at the particular time, and no such waiver shall be considered a continuing one or construed as applying to any other provision hereof or breach thereof, or breach of the same provision occurring at any earlier or subsequent point in time, or other available power, right or remedy.

          5.6 Pilgrim's Remedies. Except as may be specifically provided to the
              ------------------
contrary in this Agreement: (a) no single or partial exercise of any right or remedy provided to the Agent or Pilgrim hereunder or under any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) or at Law or equity on account of any Obligor's failure to perform, observe or comply with any of its obligations or undertakings shall preclude the further exercise thereof or the exercise of any other permitted right or remedy; (b) in addition to the specific rights and remedies conferred upon them by this Agreement or any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), Pilgrim and the Agent shall be entitled to exercise any and all rights and remedies otherwise available to them or either of them at Law or in equity (including, without limitation, collecting damages, obtaining injunctive relief and/or compelling specific performance) on account of any Obligor's failure to perform, observe or comply with any of its obligations or undertakings hereunder or any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs); (c) all of Pilgrim's and the Agent's permitted rights and remedies shall be construed to be cumulative and non-exclusive; (d) each such permitted right and remedy may be pursued singularly, consecutively or concurrently with any other(s) and as often as may be deemed expedient; and (e) no remedial action taken by Pilgrim or the Agent (including, without limitation, the accrual or collection of late charges and/or the accrual or collection of interest at the "default rate") shall constitute a cure or waiver of or an election of remedies with respect to any failure of performance, observance or compliance by any Obligor, or waive or modify any notice thereof, or prejudice any other rights or remedies otherwise available to Pilgrim or the Agent.

          5.7 Waivers By Obligors. Each of the Obligors, for themselves, all
              -------------------
endorsers, guarantors and other Persons now or hereafter becoming liable for all or any portion of the indebtedness, all Persons who at any time hereafter may become holders of any junior liens upon all or any portion of the New Collateral and all Persons claiming by, through or under any of the foregoing, hereby: (a) agrees to any and all extensions of time for payment and other modifications, indulgences or waivers of any of the terms of any of the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), and to any and all realizations, compromises, releases, exchanges or substitutions of any security (or portions thereof) given to secure the repayment of the indebtedness, in each case at any time or from time to time, without notice; (b) covenants that no such extension, modification, waiver, realization, compromise, exchange, release or substitution, and no other indulgence given by Pilgrim or the Agent, shall impair, release, discharge or otherwise modify or affect in any respect the liability of the Obligors (or any of them) or preclude Pilgrim or the Agent from realizing upon any security (or portion thereof) or from obtaining any other relief provided for under the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) or otherwise available to them or either of them at Law or in equity; (c) agrees to offsets of any sums or property owed to it by Pilgrim or the Agent at any time; (d) waives all counterclaims and setoffs to which it otherwise may be entitled; (e) waives, to the fullest extent permitted by Law, any and all applicable homestead, exemption, stay, redemption, marshalling of assets, order of sale, moratorium, valuation and appraisal Laws now or hereafter in force or effect; (f) waives diligence, presentment and demand for payment, protest and notice of protest, demand and dishonor, notice of dishonor, notice of non-payment, notice of acceleration and/or of maturity and all other notices which it lawfully may waive; (g) waives, to the fullest extent permitted by Law, the right to demand a trial by jury and/or to assert the statute of limitations as a defense in any action brought by Pilgrim or the Agent and agree that all issues in any such proceeding shall, at the option of Pilgrim or the Agent (as applicable), be decided and determined by the judge of the court in which such proceeding is pending; (h) waives the benefits of the provisions of A.R.S. ss.ss. 12-1641 and 12-1642 and of any comparable or similar provisions contained in the rules or statutes of any other jurisdiction that may be found to be applicable (including, without limitation, the jurisdiction in which any of the New Collateral constituting real property may be located), as the same now exist or hereafter may be amended; and (i) waives any defense arising by reason of any disability or other defense of any Obligor or other Person or by reason of the cessation from any cause whatsoever of the liability of any Obligor or other Person.

          5.8  Time of the Essence. Except as may be specifically provided to
               -------------------
the contrary in this Agreement, all time periods provided for herein or in any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) shall refer to calendar days and shall expire at 4:30 p.m., Mountain Standard Time, on the last of such days; provided, however, that if the
                                                  --------  -------
time for the performance of any obligation under this Agreement expires on a day other than a Business Day (a "Business Day" being any day other than a Saturday, Sunday or legal holiday in the State of Arizona), the time for performance shall be extended to the next succeeding day which is a Business Day. Subject to the foregoing, time is of the essence with respect to each of the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) and their respective provisions.

          5.9  Additional Acts and Documents. Each of the Obligors agrees that,
               -----------------------------
promptly following receipt of written request from Pilgrim or the Agent, it shall promptly correct any defect, error or omission which may be discovered in the contents of any of the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), including, without limitation, in this Agreement or in any of the Exhibits or Schedules, or in the execution, acknowledgment or recordation thereof, and additionally covenants to execute, acknowledge and deliver such further instruments and take such further actions as may be reasonably requested by Pilgrim or the Agent to effectuate more fully the intent and purpose of this Agreement or better evidence, protect or secure Pilgrim's or the Agent's respective rights, titles and interests in and to the New Collateral.

          5.10 Severability. If any provision of this Agreement or any of the
               ------------
other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, whether in whole or in part, the remaining provisions nevertheless shall continue in full force and effect, and the illegal, invalid or unenforceable provision shall be replaced by a provision which the court determines to be substantially equivalent to that stricken in order to give effect to the overall underlying intent of the parties.

          5.11 Interpretation. This Agreement, as well as the other Loan
               --------------
Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), shall be construed as a whole, in accordance with their fair meaning and without application of any rule or presumption requiring construction against the party with primary drafting responsibility therefor. Headings are for convenience only, and shall not be used to ascertain, interpret or construe the meaning, intent or scope of any provision. All words used herein shall be construed to be of such number and gender as the circumstances require. If any party consists of more than one person, then the obligations of their constituent entities hereunder shall be joint and several.

          5.12 Binding Effect. No Obligor may assign or delegate all or any
               --------------
portion of its rights or obligations under this Agreement or any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) without the prior written consent of Pilgrim and the Agent, which consent may be given or withheld in Pilgrim's and the Agent's respective sole and absolute discretions (and, if given, under such terms and conditions as Pilgrim and the Agent, in their respective sole and absolute discretions, shall believe appropriate under the circumstances then existing). In no event shall any assignment or delegation (whether or not consented to by Pilgrim or the Agent) operate or be construed to operate as a release. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, and permitted successors and assigns, but shall not be enforceable by or construed as conferring any right or benefit upon any other Person.

          5.13 Governing Law. Except with respect to matters relating to the
               -------------
perfection and enforceability against real property of the remedial provisions contained in any real property security instrument, this Agreement and the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona applicable to agreements made and to be performed entirely therein. Any action with respect to the Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), other than a non-judicial foreclosure of any real property security instrument, may only be commenced in the Maricopa County, Arizona Superior Court, and the parties hereby consent to such jurisdiction and venue and to service of process in accordance with the Arizona Rules of Civil Procedure.

          5.14 Attorneys' Fees. If Pilgrim or the Agent retains an attorney to
               ---------------
obtain an interpretation of any provision of this Agreement, to enforce any of its terms, or to collect damages or seek other remedies (including, without limitation, declaratory and/or injunctive) for its breach or anticipated breach, or if Pilgrim or the Agent is required to participate in any bankruptcy, reorganization or other Debtor Relief Proceeding involving any Obligor or any of their respective Affiliates, or in the event of any enforcement action or other litigation arising out of or relating to this Agreement or any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), or should Pilgrim's or the Agent's security be threatened, or should a breach or default occur under this Agreement or any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), or under any of the Material Contracts or Permitted Exceptions, or should Pilgrim or the Agent appear or be named in any action or proceeding purporting to affect all or any portion of the New Collateral or the rights, remedies or interests of Pilgrim or the Agent, then, in each such instance, Pilgrim and the Agent shall be entitled to recover from the Obligors, jointly and severally, in addition to any other remedy to which they or either of them may be entitled, all costs (including, but not limited to, reasonable attorneys' fees, court costs, costs of investigation and other related expenses) incurred in connection with such interpretation, collection, enforcement, foreclosure, insolvency, bankruptcy, protection of security or other dispute resolution proceedings (even if the dispute is settled prior to institution or completion of the dispute resolution proceedings and whether incurred before or after suit is commenced). Whenever dispute resolution proceedings are commenced, the award of attorneys' fees shall be determined by the court, arbitrator or mediator (as the case may be).

          5.15  Exhibits and Schedules. All exhibits and schedules referenced in
                ----------------------
this Agreement and attached hereto are by such reference and attachment incorporated herein.

          5.16  Survival. Each of the covenants, representations, warranties,
                --------
indemnities and other obligations contained in this Agreement or in any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), as well as liability for breach of any thereof, shall survive the execution of this Agreement, any closing contemplated hereunder, any post-execution termination of this Agreement, payment in full of the indebtedness and full performance of the Obligors' other obligations hereunder and under the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), and release of the Security Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), for the longest period of time permitted by all applicable Laws.

          5.17  Conflicts Among Loan Documents and/or Other Agreements.  The
                ------------------------------------------------------
parties hereto expressly stipulate and agree that this Agreement represents the final expression of their intent and agreement with respect to all matters relating to the Loans, the indebtedness, the Collateral and the New Collateral. Accordingly, in the event of any conflict, inconsistency or ambiguity between any of the provisions contained herein and any of the provisions contained in any of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs), then the provisions of this Agreement shall at all times govern and control, and the conflicting, inconsistent or otherwise ambiguous provisions of the other Loan Documents (as the same will be modified by the terms and conditions of Article III above if the Closing provided for in Paragraph 4.1 above occurs) shall be disregarded in their entirety and construed as being null and void.

          5.18  No Brokers. Each of the parties warrants and represents to the
                ----------
others that it has not dealt with any Person which might be entitled to a mortgage or real estate brokerage commission, finder's fee or other compensation on account of introducing the parties, the execution or performance of this Agreement or the consummation of any of the transactions contemplated hereby, and hereby indemnifies and holds all of the other parties harmless for, from and against, and agrees to defend and pay for, any and all damage, liability, loss and expense (including, without limitation, reasonable attorneys' fees and disbursements) which any of the other parties may incur arising out of (a) the indemnifying party's breach of its representations and warranties contained in this Subparagraph 5.18, and/or (b) any and all claims or demands made by any Person with whom the indemnifying party has had contact on account of the execution or performance of this Agreement or the consummation of any of the transactions contemplated hereby or for introducing the parties.

          5.19 Counterpart Execution. This Agreement may be executed in any
               ---------------------
number of identical counterparts (each of which may contain fewer than all required signatures) with the same effect as if all parties had signed the same document. Thereafter, signature and acknowledgment pages may be detached from one counterpart and added to another counterpart, so that any set of identical counterparts containing original signatures and acknowledgments for each of the parties, or any counterpart containing original signatures and acknowledgments for all of the parties, shall constitute an original Agreement for all purposes.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                 TCI                               TLI
                 ---                               ---

          TELETOUCH COMMUNICATIONS, INC.,    TELETOUCH LICENSES, INC.,
          a Delaware corporation             a Delaware corporation


          By: _____________________________  By: _______________________________
               J. Kernan Crotty, President       Robert M. McMurrey, President
               hereunto duly authorized            hereunto duly authorized

                                     Pilgrim
                                     -------

                    ING PRIME RATE TRUST, a Massachusetts
                    business trust formerly known as
                    Pilgrim America Prime Rate Trust

                    By: ING Investments, LLC,
                    a Delaware limited liability company,
                    its investment manager

                    By: ____________________________________
                          Robert L. Wilson, Vice President
                          hereunto duly authorized

STATE OF ARIZONA             )
                             ) ss.
County of Maricopa           )


          On this ____day of May, 2002, before me, the undersigned notary public, personally appeared J. Kernan Crotty who, after satisfactorily identifying himself to me, executed the foregoing instrument in my presence as the President and Chief Financial Officer of TELETOUCH COMMUNICATIONS, INC., a Delaware corporation, and acknowledged that he was the President and Chief Financial Officer of said corporation, that he was signing the foregoing instrument in such capacity on behalf of such corporation for the purposes therein contained, that he had been duly authorized by the corporation to do so, and that the same constituted the free act and deed of such corporation.

          IN WITNESS WHEREOF, I hereunder set my hand and official seal.


                                             Notary Public

My Commission Expires:




STATE OF ARIZONA             )
                             ) ss.
County of Maricopa           )


          On this ____day of May, 2002, before me, the undersigned notary public, personally appeared Robert M. McMurrey, who, after satisfactorily identifying himself/herself to me, executed the foregoing instrument in my presence as the President of TELETOUCH LICENSES, INC., a Delaware corporation, and acknowledged that he/she was the President of said corporation, that he/she was signing the foregoing instrument in such capacity on behalf of such corporation for the purposes therein contained, that he/she had been duly authorized by the corporation to do so, and that the same constituted the free act and deed of such corporation.

          IN WITNESS WHEREOF, I hereunder set my hand and official seal.


                                             Notary Public

My Commission Expires:

STATE OF ARIZONA             )
                             ) ss.
County of Maricopa           )

          On this ____day of May, 2002, before me, the undersigned notary public, personally appeared Robert L. Wilson, who, after satisfactorily identifying himself/herself to me, executed the foregoing instrument in my presence as the Vice President of ING Investments, LLC, a Delaware limited liability company and the investment manager for ING PRIME RATE TRUST, a Massachusetts business trust formerly known as Pilgrim America Prime Rate Trust, and acknowledged that he/she was the Vice President of said limited liability company, that such limited liability company was the investment manager for such business trust, that he/she was signing the foregoing instrument in such capacity on behalf of such limited liability company, as the investment manager for such business trust, for the purposes therein contained, that he/she had been duly authorized by the limited liability company and the business trust to do so, and that the same constituted the free act and deed of such limited liability company and business trust.

          IN WITNESS WHEREOF, I hereunder set my hand and official seal.


                                             Notary Public


My Commission Expires:

..    Definitions.................................................................................................... 4
     -----------
     0.1       "Act of Insolvency\.................................................................................. 4
                -----------------
     0.2       "Affiliate"\........................................................................................  5
                ---------
     0.3       "Bankruptcy"\.......................................................................................  6
                ----------
     0.4       "Governmental Authorities\..........................................................................  6
                ------------------------
     0.5       "Incapacity\........................................................................................  7
                ----------
     0.6       "Law\...............................................................................................  7
                ---
     0.7       "Person\............................................................................................  7
                ------
     0.8       "TLL Group\.........................................................................................  7
                ---------


1.         Accuracy of Recitals....................................................................................  7
           --------------------


2.         Representations, Warranties and Covenants of Obligors...................................................  7
           -----------------------------------------------------
     2.1       Re-Affirmation of Existing Obligations..............................................................  7
               --------------------------------------
     2.2       Current Status of Loan and Loan Documents...........................................................  8
               -----------------------------------------
     2.3       Continued Performance of Obligors' Obligations......................................................  9
               ----------------------------------------------
     2.4       No Hidden Inducements or Mistakes of Fact........................................................... 10
               -----------------------------------------
     2.5       No Reconveyance Agreements.......................................................................... 10
               --------------------------
     2.6       Ratification of Loan Documents and Other Agreements; Absence of Existing Impairment; Agreement
               ----------------------------------------------------------------------------------------------
           Does Not Constitute An Impairment....................................................................... 11
           ---------------------------------
     2.7       Accuracy, Currency and Completeness of Furnished Information........................................ 12
               ------------------------------------------------------------
     2.8       No Challenges, Repudiations or Other Hostile Acts................................................... 12
               -------------------------------------------------
     2.9       Debtor Relief Proceedings........................................................................... 14
               -------------------------
     2.10      Payment of Expenses................................................................................. 15
               -------------------

     2.11     No Resulting Conflicts or Required Consents..........................................................  17
              -------------------------------------------
     2.12     No Existing Defaults.................................................................................  17
              --------------------
     2.13     Absence of Investigations, Claims and Litigation.....................................................  17
              ------------------------------------------------
     2.14..........................................................................................................  18
     Matters Relating to Obligors..................................................................................  18
     ----------------------------
     2.15..........................................................................................................  18
     Duty to Promptly Advise and Cure..............................................................................  18
     --------------------------------


3.       Modifications to Pilgrim Facility B Term Loan;............................................................  18
     3.1      Modifications to Pilgrim Facility B Term Loan and Loan Documents.....................................  19
              ----------------------------------------------------------------
     3.2      Elimination of Further Lending Obligation............................................................  19
              -----------------------------------------
     3.3      Lenders' Remedies Unaffected.........................................................................  19
              ----------------------------
     3.4      Deemed Satisfaction of Non-Pilgrim Loans.............................................................  20
              ----------------------------------------
     3.5      Return of Notes; Partial Release of Security Documents...............................................  20
              ------------------------------------------------------
     3.6      Mutual Releases By Chase, Finova, Pilgrim, Van Kampen and the Obligors...............................  21
              ----------------------------------------------------------------------
     3.7      Assignment and Assumption of Agent's Rights, Title and Interests.....................................  22
              ----------------------------------------------------------------


4.       Closing...................................................................................................  22
         -------
     4.1      Closing Date and Place...............................................................................  22
              ----------------------
     4.2      Additional Lender Closing Conditions Precedent.......................................................  22
              ----------------------------------------------
         4.2.1     Recordable Documents............................................................................  22
                   --------------------
         4.2.2     Second Amended and Restated Credit Agreement....................................................  23
                   --------------------------------------------
         4.2.3     Amended and Restated Pilgrim Note...............................................................  23
                   ---------------------------------
         4.2.4     Cash Payments...................................................................................  23
                   -------------
         4.2.4.1        To Pilgrim.................................................................................  23
                        ----------
         4.2.4.2        To Chase...................................................................................  23
                        --------
         4.2.4.3        To Finova..................................................................................  23
                        ---------
         4.2.4.4        To Van Kampen..............................................................................  23
                        -------------
         4.2.5     Financial Condition.............................................................................  23
                   -------------------
         4.2.6     Survey..........................................................................................  23
                   ------
         4.2.7     Title Policy and Endorsements...................................................................  23
                   -----------------------------
         4.2.8     Resolutions and Authorizations..................................................................  24
                   ------------------------------
         4.2.9     Legal Opinions..................................................................................  24
                   --------------
         4.2.10    Payment of Closing Costs........................................................................  24
                   ------------------------
         4.2.11    Third Party Approvals...........................................................................  24
                   ---------------------
         4.2.12    Loan Agreement Matters..........................................................................  24
                   ----------------------
         4.2.13    Searches........................................................................................  24
                   --------
         4.2.14    Affidavits......................................................................................  24
                   ----------
         4.2.15    Continued Accuracy of Representations and Warranties............................................  25
                   ----------------------------------------------------
         4.2.16    Full Performance of Covenants...................................................................  25
                   -----------------------------
         4.2.17    No Uncured Breaches or Defaults.................................................................  25
                   -------------------------------
         4.2.18    Additional Matters..............................................................................  25
                   ------------------


5.       Miscellaneous.............................................................................................  26
         -------------
     5.1      Authority............................................................................................  26
              ---------
     5.2      Reasonably Equivalent Consideration; Reasonable Expectations.........................................  26
              ------------------------------------------------------------
     5.3      Notices..............................................................................................  26
              -------
     5.4      Entire Agreement; Amendments.........................................................................  26
              ----------------------------

     5.5        Waiver Requirements.................................................................................  27
                -------------------
     5.6        Pilgrim's Remedies..................................................................................  27
                ------------------
     5.7        Waivers By Obligors.................................................................................  27
                -------------------
     5.8        Time of the Essence.................................................................................  28
                -------------------
     5.9        Additional Acts and Documents.......................................................................  28
                -----------------------------
     5.10       Severability........................................................................................  28
                ------------
     5.11       Interpretation......................................................................................  29
                --------------
     5.12       Binding Effect......................................................................................  29
                --------------
     5.13       Governing Law.......................................................................................  29
                -------------
     5.14       Attorneys' Fees.....................................................................................  29
                ---------------
     5.15       Exhibits and Schedules..............................................................................  30
                ----------------------
     5.16       Survival............................................................................................  30
                --------
     5.17       Conflicts Among Loan Documents and/or Other Agreements..............................................  30
                ------------------------------------------------------
     5.18       No Brokers..........................................................................................  30
                ----------
     5.19       Counterpart Execution...............................................................................  31
                ---------------------
           4.2.7     Title Policy and Endorsements..................................................................  21
           4.2.8     Resolutions and Authorizations.................................................................  21
           4.2.9     Legal Opinions.................................................................................  22
           4.2.10    Payment of Closing Costs.......................................................................  22
           4.2.11    Third Party Approvals..........................................................................  22
           4.2.12    Loan Agreement Matters.........................................................................  22
           4.2.13    Searches.......................................................................................  22
           4.2.14    Affidavits.....................................................................................  22
           4.2.15    Continued Accuracy of Representations and Warranties...........................................  22
           4.2.16    Full Performance of Covenants..................................................................  23
           4.2.17    No Uncured Breaches or Defaults................................................................  23
           4.2.18    Additional Matters.............................................................................  23

5.   Miscellaneous..................................................................................................  23
     5.1   Authority................................................................................................  23
     5.2   Reasonably Equivalent Consideration; Reasonable Expectations.............................................  23
     5.3   Notices..................................................................................................  24
     5.4   Entire Agreement; Amendments.............................................................................  24
     5.5   Waiver Requirements......................................................................................  24
     5.6   Pilgrim's Remedies.......................................................................................  24
     5.7   Waivers By Obligors......................................................................................  25
     5.8   Time of the Essence......................................................................................  25
     5.9   Additional Acts and Documents............................................................................  26
     5.10  Severability.............................................................................................  26
     5.11  Interpretation...........................................................................................  26
     5.12  Binding Effect...........................................................................................  26
     5.13  Governing Law............................................................................................  26
     5.14  Attorneys' Fees..........................................................................................  27
     5.15  Exhibits and Schedules...................................................................................  27
     5.16  Survival.................................................................................................  27
     5.17  Conflicts Among Loan Documents and/or Other Agreements...................................................  27
     5.18  No Brokers...............................................................................................  28
     5.19  Counterpart Execution....................................................................................  28

List of Exhibits and Schedules
------------------------------

Schedule "A"     -  Legal Description of Tyler Texas Real Property
Schedule "B"     -  List of Deeds of Trust (including identification of county recorders offices and recording information)
Schedule "C"     -  List of County Recorders and Other Governmental Offices
                      (with filing and/or recording information) where Collateral Assignment of Leasehold Interests was filed or recorded
Schedule "D"     -  List of County Recorders and Other Governmental Offices
                      (with filing and/or recording information) where Financing Statements were filed or recorded
Schedule 2.2.10  -  List of Exceptions to Representations re Security Documents
Schedule 2.14    -  List of Persons Holding Interests or Options in Obligors

Exhibit "A"      -  Amended and Restated Pilgrim Note
Exhibit "B"      -  New Pilgrim Deed of Trust
Exhibit "C"      -  Second Amended and Restated Credit Agreement

 Exhibits to Exhibit 10.2: Loan Modification Agreement dated as of May 17, 2002
 ------------------------------------------------------------------------------

Exhibit A to this document, Amended and Restated Pilgrim Note, is filed as
---------
exhibit 4.4 to the Current Report on Form 8-K to which this document is appended.

Exhibit B to this document, New Pilgrim Deed of Trust, is filed as exhibit 10.9
---------
to the Current Report on Form 8-K to which this document is appended.

Exhibit C to this document, Second Amended and Restated Credit Agreement, is
---------
filed as exhibit 10.1 to the Current Report on Form 8-K to which this document is appended.